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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 10, 2002
                                                           -------------

                          TouchTunes Music Corporation
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

          33-55254-447                                 87-0485304
          ------------                                 ----------
   (Commission File Number)                (IRS Employer Identification No.)



                              1800 E. Sahara Avenue
                                    Suite 107
                             Las Vegas, Nevada 89104
                             -----------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (702) 792-7405
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

On June 10, 2002, TouchTunes Music Corporation (the "Company") issued a press release announcing the appointment of John Perrachon as the Company's President and CEO, replacing Tony Mastronardi. Mr. Mastronardi will remain as Vice Chairman of the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

          99.1 The Company's press release relating to the appointment of John Perrachon as the Company's President and CEO dated June 10, 2002.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TOUCHTUNES MUSIC CORPORATION

                                   By: /s/  Matthew Carson
                                       ----------------------------
                                       Matthew Carson
                                       Vice President Finance and
                                       Chief Financial Officer



Date:  June 13, 2002

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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                  Description
-----------                  -----------

99.1 The Company's press release relating to the appointment of John Perrachon as the Company's President and CEO dated June 10, 2002.

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FOR IMMEDIATE RELEASE

JOHN PERRACHON NAMED PRESIDENT AND CEO OF TOUCHTUNES
MUSIC CORPORATION

LAS VEGAS and MONTREAL, June 10, 2002, John Perrachon has been named President and CEO of TouchTunes Music Corporation (OTC Bulletin Board: TTMC - news; "TouchTunes"), by TouchTunes' Board of Directors, the Company announced today. Tony Mastronardi will remain as Vice Chairman of the Company, which he co-founded in 1994, and will continue to be a source of strategic vision while guiding the Company's business development activities. Guy Nathan, the other co-founder, will also continue to refocus the company's R&D efforts. TouchTunes noted that the appointment was a natural extension of the Company's restructuring activities, which commenced in December 2001.

"We are delighted to bring John in as CEO to continue the strategic initiatives and financial improvements of our company", said Tony Mastronardi. "John is a 20-year veteran of the music and publishing industries and has a wealth of experience in strategically positioning companies for rapid, profitable growth. His experience ensures the dynamic TouchTunes brand, built up over the course of the last eight years, will continue to flourish in the years to come."

"TouchTunes is now financially and strategically better positioned to pursue digital distribution of music content to interactive, music-on-demand applications across a broader range of applications," said Mr. Perrachon. "We are a nimble and entrepreneurial company that will continue to grow our core business in the digital-downloading jukebox marketplace and leverage our expertise into newer markets. As we continue to strengthen our balance sheet and sharpen our strategic focus, we believe that our unique blend of assets, energy and strategy will generate significant momentum for the Company."

Mr. Perrachon previously spent five years at De Agostini Atlas Editions, a $400-million/400-employee direct marketing company specializing in children's entertainment and educational products, where he served as President and CEO, from 1999 to 2001 and was responsible for six international operating subsidiaries, managing all aspects of these businesses.

He restructured the company's worldwide operations resulting in a lasting multi-million dollar turnaround. Mr. Perrachon also developed strategic relationships to quickly reposition and align the company with the Internet. From 1996 to 1998, he led the company's US operations (formerly Collier Newfield) during which time he initiated a new strategic direction and expanded the company's distribution channels which resulted in a significant increase in revenues.

Mr. Perrachon spent ten years, from 1986 to 1996, with BMG Entertainment, where he held a series of progressively responsible management roles. He was Senior Vice President, Operations and Chief Financial Officer for BMG Direct Marketing, Inc., a leading music club with approximately $0.8 billion annual sales and 3,000 employees, part of BMG Entertainment. He was also President of BMG Direct, Ltd., BMG Direct's Canadian subsidiary. As Chief of

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Operations, he directed a strong and cohesive team that quadrupled in four years its music club membership and the company's sales raising its profitability significantly during his tenure.

Mr. Perrachon earned a Master of Science in Engineering from the University of Pennsylvania in 1978 and an MBA from the Wharton School of Business in 1983.

TouchTunes is involved in the digital distribution of music content to interactive, music-on-demand applications. The first such interactive, music-on-demand application is its digital jukebox.

TouchTunes is currently the leading provider of interactive, music-on-demand, digital-downloading jukeboxes to the coin-operated machine industry across the United States. TouchTunes is licensed by the vast majority of music rights owners including Music Labels, Publishers as well as with various artists and bands, which permit the secure transmission, storing and playing of digitized copies of music masters on TouchTunes' central database and throughout its network of digital jukeboxes. TouchTunes is traded on the NASDAQ OTC BULLETIN Board under the symbol TTMC.

Important Legal Information

Certain statements made herein that are not historical are forward-looking within the meaning of the federal securities laws. The word "expects" and similar expressions are intended to identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. These forward-looking statements involve known and unknown risks and uncertainties. Many factors could cause the actual results, performance or achievements of TouchTunes to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including, among others, the factors described in TouchTunes' filings with the Securities and Exchange Commission. TouchTunes undertakes no obligation to update publicly any forward-looking statement to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

SOURCE: TOUCHTUNES MUSIC CORPORATION